UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): February 11, 2013

IZEA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-167960	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Legion Place, Suite 1600 Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

(Former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR     240.13e-4(c))

CURRENT REPORT ON FORM 8-K

IZEA, INC.

February 11, 2013

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On February 6, 2013, the board of directors and holders of a majority of the outstanding shares of common stock of IZEA, Inc. approved an increase in the number of shares of common stock reserved for issuance under its 2011 Equity Incentive Plan by 11,000,000 shares to a new total of 11,613,715 shares. Other than the increase in the number of shares reserved for issuance thereunder, no changes were made to the 2011 Equity Incentive Plan, which is described in IZEA's registration statement on Form S-1 (No. 333-181916), effective September 5, 2012. No awards have been made to date under the Plan with respect to such new shares.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    On February 6, 2013, the board of directors and holders of a majority of the outstanding shares of common stock of IZEA, Inc. approved an increase in the number of authorized shares of common stock of IZEA from 12,500,000 shares to 100,000,000 shares (the “Share Increase”). IZEA amended its Articles of Incorporation (the “Amendment”) to effect the Share Increase by filing a Certificate of Amendment with the Nevada Secretary of State on February 11, 2013. The Certificate of Amendment to the Articles of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events

On February 4, 2013, IZEA satisfied all of its remaining obligations under its Senior Secured Promissory Note dated February 3, 2012, in the original principal amount of $550,000, issued by IZEA to Barry Honig and Michael Brauser.  From October 2012 through February 2013, pursuant to the terms contained in Section 4 of the Note, the holders or their assignees converted all of the principal amount of the Note into 2,843,422 shares of IZEA's common stock at an average conversion price of $0.19 per share.  The effect of such conversions on the financial statements of IZEA will essentially be to reduce IZEA's consolidated short-term debt by $550,000, as a result of the extinguishment of the Note payable by IZEA to such holders.

A press release issued by us on February 12, 2013 announcing the debt conversion is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Articles of Incorporation.
99.1	Press Release issued by IZEA, Inc. on February 12, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA, INC.

Date: February 15, 2013	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer